                                                                    EXHIBIT 23.1





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statement on Form S-3 (File Nos. 333-21361, 333-49639 and 333-58849) and the Company's previously filed Registration Statement on Form S-8 (File No. 333-60629).



                                                         /s/ ARTHUR ANDERSEN LLP

San Antonio, Texas
April 7, 2000